Exhibit 99.1

MULTI-COLOR CORPORATION ANNOUNCES REORGANIZATION

CINCINNATI, OHIO, December 7, 2005 - Multi-Color Corporation (NASDAQ: LABL) today announced the intent to combine its Decorating Solutions Division and Packaging Services Division into one business unit focused on leveraging the Company’s total value proposition and organizational talent. Combined, these businesses produce and market a wide assortment of innovative decorating and packaging services to consumer product and food and beverage companies, national retailers, and container manufacturers worldwide.

The combined business unit will be integrated under the management of Donald E. Kneir. Mr. Kneir has held the position of President, Decorating Solutions Division since February, 2004.

This combination will result in the immediate elimination of two positions within the Company. Edward V. Allen, President Packaging Services Division, will be leaving the Company effective today. In addition, the division controller position was previously vacated.

“I want to thank, Ed, for his contribution to Multi-Color and wish him the best in his future endeavors,” commented Frank Gerace, President and Chief Executive Officer.

Mr. Gerace added, “Combining these two divisions will optimize the benefits of Multi-Color’s strong product research and development capabilities, promote greater cross-selling of products and services, and leverage our market knowledge, customer relations, and internal organization.”

About Multi-Color (http://www.multicolorcorp.com)

Cincinnati, Ohio based Multi-Color Corporation is a premier supplier of decorative label solutions and packaging services to consumer product and food and beverage companies, retailers and container manufacturers. Our customers include many of the world’s largest manufacturers of household, fabric and personal care, automotive and lawn care, and food and beverage products representing many of the world’s most well known and respected brands. We currently provide products and services to more than 650 customers in the United States (U.S.), Canada, Mexico, Central and South America.

Safe Harbor Statement

The Company believes certain statements contained in this release that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Any forward-looking statement speaks only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

Statements concerning expected financial performance, on-going business strategies, and possible future actions which the Company intends to pursue in order to achieve strategic objectives constitute forward-looking information. Implementation of these strategies and the achievement of such financial performance are each subject to numerous conditions, uncertainties and risk factors. Factors which could cause actual performance by the Company to differ materially from these forward-looking statements include, without limitation, factors discussed in conjunction with a forward-looking statement; changes in general economic and business conditions; the ability to successfully integrate acquisitions; the success and financial condition of the Company’s significant customers; competition; acceptance of new product offerings; changes in business strategy or plans; quality of management; the Company’s ability to maintain an effective system of internal control; availability, terms and development of capital; cost and price changes; availability of raw materials; business abilities and judgment of personnel; changes in, or the failure to comply with, government regulations, legal proceedings and developments, and other factors. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Dawn H. Bertsche

Chief Financial Officer

Multi-Color Corporation

(513) 345-1108

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